Exhibit 99.2

First Quarter 2008 Results Supplemental Information May 8, 2008

"Safe Harbor" Statement Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify those so-called "forward-looking statements" by words such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of those words and other comparable words. We wish to take advantage of "safe harbor" provided for by the Private Securities Litigation Reform Act of 1995 and we caution you that actual events or results may differ materially from the expectations we express in our forward-looking statements as a result of various risks and uncertainties, many of which are beyond our control. Factors that could cause our actual results to differ materially from these forward-looking statements, include: (1) changes in laws and regulations, (2) changes in the competitive environment, (3) changes in technology, (4) industry consolidation and mergers, (5) franchise related matters, (6) market conditions that may adversely affect the availability of debt and equity financing for working capital, capital expenditures or other purposes, (7) demand for the programming content we distribute or continued access to programming content, (8) general economic conditions, and (9) other risks described from time to time in reports and other documents we file with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures. Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company's Web site at www.rcn.com.

Strong Competitive Position Leading Edge, Sustainable Model Robust, scalable network Location, location, location 12,000 route miles stretching from Maine to Virginia, and out to Chicago, with significant metro market depth Combination of "original" RCN plus organic growth and CEC / NEON acquisitions Strong on-net fiber backbone plus high quality network / service capability allows RCN to address "vertical" opportunity across multiple customer segments Residential (over 5M licensed homes) SMB (over 300K businesses "near net") Carrier / Enterprise

Residential / SMB Highlights Customers Revenue 20% 24% 21% 20% 23% 16% Boston DC New York Boston New York DC 11% 18% 13% 21% 7% Phi 6% Total: 421,000 Total: $139M Phi Balanced geographic and customer mix (~60% MDU) Consistent customer / RGU gains Reinvestment in care, sales and retention tools to drive more profitable growth Untapped SMB Potential Commitment to all-digital platform with Project Analog Crush Tech-savvy metro markets yield strong bundle rates, digital penetration and lifetime revenue per customer

RCN Metro Highlights Facilities-based provider of high capacity data transport services to enterprise and carrier customers in the Northeast, Mid-Atlantic, and Chicago Metro fiber + intercity rings provide diversity and redundancy protection from RBOC's Nearly 6,000 fiber route miles and 1,200 on-net points of presence Telecom expertise + robust network provides the highest quality of service for Fortune 100 customers Now a separate reporting segment

RCN's Balanced Portfolio 1Q 2007 1Q 2008 + 21% Total: $36M Total: $44M EBITDA Mix 4 categories with unique, positive attributes Reflects opportunistic diversification into CLEC space given metro location and synergy / growth potential Expansion capital allocated to highest return opportunities, mainly RCN Metro, Lehigh and Chicago Broadband demand and attractive demographics drive strong customer metrics in Northeast markets

Revenue Consolidated Results ($ in millions) EBITDA +17% Y-o-Y +21% Y-o-Y

Revenue Residential / SMB Results ($ in millions) EBITDA +4% Y-o-Y +2% Y-o-Y

Residential / SMB Customer Metrics Customers & Bundle % Digital Penetration (2) RGUs ARPC In connection with our transition to segment reporting, effective 1/1/08 we have reclassified certain customers, RGUs, and revenue related to our RCN Metro business unit such that they are no longer included in our reported Residential / SMB metrics. The effect on customers and RGUs is de minimis and the impact on ARPC is approximately $1; therefore this change will only be reflected for periods after 1/1/08 and historical results will remain as previously presented. Calculated based on total basic video customers (Customers and RGUs in 000s) 33% 29% 38% 32% 30% 38% 32% 30% 38% (1) (1) (1) (1) 407 416 421

Revenue RCN Metro Results ($ in millions) EBITDA +115% Y-o-Y +217% Y-o-Y

Residential / SMB Capital Investment ($ in millions) RCN Metro

Strong Financial Position Free Cash Flow Cash & Short Term Investments Debt / Net Debt Leverage Ratio(1) (2) (1) Calculated on a trailing 12 month basis (2) Includes $12M of Pro Forma NEON EBITDA from 4/1/07 - 11/13/07 ($ in millions)

2008 Outlook Revenue $730 - $740 EBITDA $190 - $200 CAPEX $110 - $120 ($ in millions)